RFC RURBAN FINANCIAL CORP.

Building Momentum…

Mark A. Klein

President and CEO

November 2, 2011

Forward-Looking Statements

Rurban would like to remind everyone that comments made during this presentation regarding Rurban's anticipated future performance are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and, therefore, involve risks and uncertainties that could cause results or developments to differ significantly from those indicated in these statements. These risks and uncertainties include, but are not limited to, risks and uncertainties inherent in the national and regional banking, and mortgage industries, competitive factors specific to markets in which Rurban and its subsidiaries operate, future interest rate levels, legislative and regulatory actions, capital market conditions, general economic conditions, geopolitical events and other factors.

Forward-looking statements speak only as of the date on which they are made, and Rurban undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made to reflect unanticipated events. All subsequent written and oral forward-looking statements attributable to Rurban or any person acting on our behalf are qualified by these cautionary statements.

In addition to results presented in accordance with GAAP, this presentation contains certain non-GAAP financial measures. Management believes that providing certain non-GAAP financial measures provides investors with information useful in understanding Rurban's financial performance, its performance trends, and financial position. These non-GAAP measures should not be considered a substitute for GAAP basis measures and results.

RFC RURBAN FINANCIAL CORP.

We Are Here to Talk About…

- Where we are today …
  and how we got here
- Where we want to be…
  and how we plan to get there

RURBAN FINANCIAL CORP.

Who We Are: Rurban Financial Corp.

- Headquartered in Defiance, Ohio
- $624 million in assets
  - Deleverage strategy
- Two primary businesses
  - The State Bank and Trust Company -- Community banking
    - Reliance Financial Services, Wealth Management Division
  - RDSI Banking Systems -- Data and item processing
- Listed on NASDAQ: RBNF
  - 4.8 million shares outstanding

RFC RURBAN FINANCIAL CORP.

Our Organization & Our Team


Rurban Financial Corp.
RBNF
The State Bank and Trust Company
(including SBT Insurance, LLC)
and
Reliance Financial Services
RDSI
DCM

Rurban Financial Corp.

- Mark Klein – President and CEO
- Tony Cosentino – EVP and CFO
- Keeta Diller – SVP, Audit

The State Bank and Trust Company

- Jon Gathman – EVP and Senior Lender
- David Anderson – Lima Regional President
- David Homoelle – Columbus Regional President
- John Kendzel – Toledo Regional President
- Ryan Miller – Fulton/Williams Counties Regional President
- Pam Benedict – SVP, Residential RE Lending – NW Ohio, NE Indiana
- Steve Watson – SVP, Residential RE Lending – Columbus
- Kristen Nusbaum – SVP Retail/Deposits
- Nichole Wichman – SVP – Market and Sales Strategist

RFC RURBAN FINANCIAL CORP.

Our Organization & Our Team

<u>Reliance Financial Services</u>

- Craig Kuhlman – President
- David Bell – EVP, Retirement & Investment Services Manager
- Jay Hanson – SVP, Sales & Client Services Manager



Rurban Financial Corp.
RBNF
The State Bank and Trust Company
(including SBT Insurance, LLC)
and
Reliance Financial Services
RDSI
DCM

RFC RURBAN FINANCIAL CORP.

Our Organization & Our Team

<u>RDSI Banking Systems</u>

- Gary Saxman – President
- Bill Brandt – EVP, Payment Solutions
- Joe Buerkle – SVP, Network Services (IT)
- Jim Bremer – EVP, Chief Information Officer
- Yvonne Swayze – VP, DCM Item Processing


Rurban Financial Corp.
RBNF
The State Bank and Trust Company
(Including SBT Insurance, LLC)
and
Reliance Financial Services
RDSI
DCM

RFC RURBAN FINANCIAL CORP.

Our Footprint in NW Ohio… and Beyond



The State Bank and Trust Company Banking Centers
Loan Production Offices
Detroit
Toledo
Michigan
Branch
Hillsdale
Lenawee
Monroe
LaGrange
Steuben
Angola
Williams
Fulton
Lucas
Ottawa
Wood
Noble
DeKalb
Defiance
Henry
Sandusky
Erie
Fort Wayne
Allen
Paulding
Putnam
Hancock
Seneca
Huron
Indiana
Wells
Adams
Van Wert
Allen
Lima
Wyandot
Crawford
Hardin
Marion
Mercer
Auglaize
Morrow
Ohio
Blackford
Jay
Logan
Shelby
Union
Delaware
Delaware
Randolph
Darke
Champaign
Miami
Franklin
Columbus
Henry
Wayne
Clark
Madison

Added 3 new counties in past five years:

- Williams County
- Franklin County
- Steuben County

Now have total of 10 counties in our footprint with:

- 2 LPOs
- 19 Retail Offices

RFC RURBAN FINANCIAL CORP.

RURBAN FINANCIAL CORP.

Where We Are Today...
and How We Got Here

Net Income


Net Income
$9,000
$4,000
-$1,000
-$6,000
-$11,000
-$16,000
Dollars in Thousands
$5,217
$4,513
$382
$2,045
($15,613)
$123
$1,390
$3,182
2008
2009
2010
Sept 2011 YTD
RFC
State Bank

RFC RURBAN FINANCIAL CORP.

Five Years of Market Expansion

		Assets Acquired
2005	June – 2 branches in Lima	$12 million
	December – Exchange Bancshares	$85 million
2006	September - DCM *(Diverse Computer Marketers)*	
2007	January – Opened Fort Wayne office	
	December – Opened Columbus LPO	
2008	December – National Bank of Montpelier	$113 million
2009	July – Opened Angola, Indiana LPO	
Total:		**$210 million**

RFC RURBAN FINANCIAL CORP.

Efficiency Measures

Year	Event	Annualized Expense Reduction
2006	October – Closed Holland branch of Exchange Bank	$200 thousand
2007	March – Consolidation of Exchange Bank, Reliance Financial Services, N.A., and Rurban Operations Corp. into State Bank *(reduction of 20 FTE)*	$1.250 million
	December – Reduction of staff *(13 FTE)*	$878 thousand
2008	March – Closed Eastside branch	$175 thousand
2009	April – Closed Montpelier Downtown branch	$150 thousand
	June – Closed Ney branch	$150 thousand
	December – Reduction of staff *(13 FTE)*	$800 thousand
	December – Salary freezes, health insurance expense reductions, ESOP freeze	$840 thousand
2010	January – Closed Elida Road branch	$350 thousand
2011	Dec.2010/January 2011 – Reduction of staff *(5 FTE)*	$325 thousand
	June – Balance Sheet Deleveraging	N/A
	4Q Efficiency Measures (FTE/Vendors)	$1 million

Total Efficiencies Acquired: $6.1 million

*Diversified Revenue Stream**



(Millions)
$60
$50
$40
$30
$20
$10
$0
$41.6
$45.9
$49.3
$40.2
$34.2
2007
2008
2009
2010
YTD 2011
Annualized
Other
Trust/Brokerage
Service Charges
Mortgage Banking
RDSI
Net Interest Income

RFC RURBAN FINANCIAL CORP.

* Excluding gains/losses on the sale of securities, proceeds from investments and recoveries

Loan Portfolio: Signs of Stability

State Bank & Trust	12/30/2010	6/30/2011	Peer Group 75th Percentile*
NPAs + 90 PD/ Loans + OREO	3.09%	2.30%	3.19%
NPLs + 90 PD/ Total Loans	2.81%	1.85%	1.64%
Loan Loss Reserve /Total Loans	1.57%	1.47%	2.64%
Loan Loss Reserve/NPL	54.70%	79.82%	79.61%
LTM NCOs / Avg. Loans	2.49%	1.09%	0.24%

* 75th Percentile Peer consists of the 76 publicly traded banks in the U.S. with assets between $500 million and $1 billion as of 6/30/2011. Source: SNL Financial

RFC RURBAN FINANCIAL CORP.

Balance Sheet: Strength & Diversity

Total Assets = $624 Million


Securities, 17%
Cash & Due, 2%
Other, 6%
Intangibles, 3%
Loans (Net) and HFS, 71%

Loan Portfolio = $450 Million


HELOC, 9%
1-4 Family RE, 14%
C&D, 4%
Consumer & Other, 3%
Multi-Family RE, 8%
C&I, 16%
Agriculture, 9%
CRE – Owner Occupied, 16%
CRE – Investor Owned, 20%

RFC RURBAN FINANCIAL CORP.

Data as of 9/30/2011

Loan Growth



SBT Base Loans
Lima Acq.
Exchange Acq.
Montpelier Acq.
($000s)
500
400
300
200
100
0
$370.5
56.1
5.9
308.5
$390.9
56.1
5.9
328.9
$453.9
$43.7
56.1
5.9
348.2
$469.4
43.7
56.1
5.9
363.7
$436.6
43.7
56.1
5.9
330.9
$449.5
43.7
56.1
5.9
343.8
2006
2007
2008
2009
2010
3Q 2011

3.9% Annualized Growth Rate through September, 2011

RFC RURBAN FINANCIAL CORP.

Consumer Loans Closed



Consumer Loan Approvals
1,136
941
724
728
1200
1000
800
600
400
200
0
Number of Approvals
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
Dollars in Millions
$19.46
$26.51
$20.58
$28.69
44
60
261
359
51
49
356
485
27
64
258
379
31
52
434
619
2008
2009
2010
2011
Home Equity
Auto
Other Secured
Unsecured
Total Dollars

As of 6/30 each year

Deposit Mix: Strong Local Presence


Borrowings, 9%
Other, 1%
Capital, 8%
Deposits, 82%

Deposit Portfolio =
$514 million


Non-Interest DDA, 12%
NOW, 20%
Savings, 9%
MMDA, 15%
Time, 43%

Non-maturity deposits = 57% of total deposits

Weighted average cost of deposits = .79

RFC RURBAN FINANCIAL CORP.

Data as of 9/30/11

Growth of Local, Low-Cost Deposits



($ Millions)
$485
$491
$516
$514
$52
$73
$35
$82
$215
$28
$57
$87
$43
$86
$190
$28
$63
$106
$48
$85
$173
$41
$62
$103
$48
$79
$178
$44
50% of Deposits
57% of Deposits
2008
2009
2010
3Q2011
Non-interest Bearing Demand
Interest Bearing NOW
Savings
Money Market
Total Time
Brokered Deposits

RURBAN FINANCIAL CORP.

Mortgage Banking Activity


Gain on Sale
Originations
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
Gain on Sale ($000s)
$100,000
$80,000
$60,000
$40,000
$20,000
$0
Originations ($000s)
3Q 2009
4Q 2009
1Q 2010
2Q 2010
3Q 2010
4Q 2010
1Q 2011
2Q 2011
3Q 2011

RFC RURBAN FINANCIAL CORP.

Mortgage Servicing Portfolio



($000s)
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
$39,528
$71,158
$204,810
$328,435
$370,033
2007
2008
2009
2010
3Q 2011
Servicing Portfolio

RFC RURBAN FINANCIAL CORP.

Reliance Financial Services

Reliance Financial Services

Quality Wealth Management in Our Own Backyard

- Investment plans
  - to achieve client objectives
- Continuous monitoring and fine-tuning
  - adjusts to changes in life events
  - adjusts to the economy
- Trust services
- Retirement plans
  - Individual
  - Small Business
  - Corporate retirement plans

RFC RURBAN FINANCIAL CORP.

Reliance Financial History

($000)	2006	2007	2008	2009	2010	Sept. 2011 Annualized
Assets Under Management	$348,333	$386,537	$278,093	$302,471	$325,851	$288,875
Revenue	$3,420	$3,441	$3,146	$2,606	$2,648	$2,759
Expenses	$2,337	$2,252	$2,090	$2,171	$1,819	$1,821
After Tax Net Income	$715	$785	$697	$287	$547	$619

RFC RURBAN FINANCIAL CORP.

RDSI Banking Systems

RDSI Banking Systems

RFC RURBAN FINANCIAL CORP.

RDSI Banking Systems – Business Lines

- Payment Solutions (DCM Item Processing, Image Exchange, and LPSI)
- Network Services

RURBAN FINANCIAL CORP.

RDSI Banking Systems

(000s)	2008	2009	2010 *	Sept. 2011 Annualized
Revenue	$ 21,566	$ 20,254	$10,569	$5,363
Operating Expense	$ 17,295	$ 18,929	$ 26,341	$5,495
Net Income	$ 2,819	$ 875	($13,981)	($291)

* April 2009: Decision to merge RDSI and New Core Holdings announced.
* April 2009 to November 2010: Core processing clients announce decision to de-convert from RDSI system.
* April 2010: Termination of merger with New Core Holdings. YTD 2010 charges of $10.0 million pretax ($8.6 million after-tax) to write-off software, hardware and development costs

RFC RURBAN FINANCIAL CORP.

RDSI Year in Review

- Reduced FTE by 45 (last 12 months)
- Item Processing Clients Retained – 26/31
- Expenses reduced by $15.856 million (Sept. 2010 – Sept. 2011)
- DP to State Bank

RFC RURBAN FINANCIAL CORP.

RURBAN FINANCIAL CORP.

Where We Want to Be…
and How We Plan to Get There

RURBAN FINANCIAL CORP.

The Rurban Vision for 2014

To become a high-performing (top-quartile) community-focused, financial services provider

		June 30, 2011	
Goals	2014	Rurban	Peer Group 75th Percentile*
ROA	1.00%	0.24%	0.76%
ROAE	11.0%	3.39%	7.53%

* 75th Percentile Peer consists of the 76 publicly traded banks in the U.S. with assets between $500 million and $1 billion as of 6/30/2011. (Source: SNL Financial)

RFC RURBAN FINANCIAL CORP.

Strategic Priorities –State Bank

~ One Company ~ One Culture ~

- Organic growth in urban markets
- Organizational synergies
- Growth of fee-based businesses (trust, loan sale gains, insurance)
- Sound asset quality
- Strengthen currency to broaden options

RFC RURBAN FINANCIAL CORP.

Strategic Vision – State Bank

- A community-based, integrated financial services company
- Led by strong regional presidents who "own" the delivery channels
- Supported by product/business line experts and high quality operations

State Bank Value Proposition

"Your Financial Services Partner Delivering <u>Proactive</u> and <u>Innovative</u> Solutions <u>Locally</u> through Employees with a <u>Passion for Service</u>"

- Proactively uncover client needs
- Innovative client advice
- Locally through decentralization
- We must decide on "who" before we can decide on "what" and "how"

RFC RURBAN FINANCIAL CORP.

Recent Major Initiatives

- Flattened the organization
- Pay for performance
- Referrals / share of wallet
- Regional Executives / In-Market Team Leaders
  - Functional Support
- Optimize RDSI

Referrals by Year


2500
2000
1500
1000
500
0
860
289
1331
397
2242
1050
1941
872
2328
839
Gross
Closed
2007
$33.4 MM
2008
$38.4 MM
2009
$86.9 MM
2010
$60.4 MM
3Q 2011
Annualized
$53.2 MM

RFC RURBAN FINANCIAL CORP.

Rurban's Strategic Initiatives

- Deliver prudent growth with appropriate net interest margin
- Maintain vigilant oversight of credit underwriting and administration
- Amass sufficient capital for soundness and growth
- Deploy resources to markets with highest potential
- Generate higher and more diversified fee income
- Benchmark performance to top quartile of peer group BHCs
- Strengthen leadership initiatives of Regional Presidents
- Invest in our people
- Grow wealth management
- Optimize RDSI
- Reorganizational Efficiency Opportunities

RFC RURBAN FINANCIAL CORP.

Community Banking… Community Involvement

- Community Involvement
  - 113 Participants spending 7,025 hours in various forms of community service
  - Overall participation level of 56%
  - Over 150 organizations throughout our footprint

RFC RURBAN FINANCIAL CORP.

RURBAN FINANCIAL CORP.

Tony Cosentino

Chief Financial Officer

Benchmarking

	2nd Quarter 2011		
Profitability Measures	**Adjusted Holding Company ***	**Peer Median♦**	**Peer Group 75th Percentile**
Return on Assets	0.39	0.48	0.76
Non-Interest Income / Avg. Assets	1.34	0.66	0.98

Efficiency Measures	**Adjusted Holding Company**	**Peer Median**	**Peer Group 75th Percentile**
Efficiency Ratio	79.88	72.30	63.95
Non-Interest Expense / Avg. Assets	4.65	3.10	2.84
Number of Offices	19	13	10
Deposits per Office	26,128	43,289	55,289

RFC RURBAN FINANCIAL CORP.

* Adjusted Holding Company consists of Rurban Financial Corp., excluding RDSI Banking Systems

♦ 75th Percentile Peer consists of the 76 publicly traded banks in the U.S. with assets between $500 million and $1 billion as of 6/30/2011. (Source: SNL Financial)

Benchmarking

	2nd Quarter 2011		
Capital Measures	**Adjusted Holding Company ***	**Peer Median ♦**	**Peer Group 75th Percentile**
Total Risk Based Capital Ratio	11.89	14.77	17.18
Tangible Equity / Tangible Assets	4.60	8.77	10.70

Growth Measures	**Adjusted Holding Company**	**Peer Median**	**Peer Group 75th Percentile**
Loan Growth Rate (ann.)	4.48	(1.20)	6.10
Loans/Deposits %	89.90	85.14	94.48

* Adjusted Holding Company consists of Rurban Financial Corp., excluding RDSI Banking Systems

♦ 75th Percentile Peer consists of the 76 publicly traded banks in the U.S. with assets between $500 million and $1 billion as of 6/30/2011. (Source: SNL Financial)

RFC RURBAN FINANCIAL CORP.

Benchmarking

Margin Measures	2nd Quarter 2011 Adjusted Holding Company *	Peer Median ♦	Peer Group 75th Percentile
Yield on Earning Assets	4.91	4.82	5.13
Core Deposits/Total Deposits	87.84	84.53	88.09
Loan Yield	5.65	5.66	6.02
Cost of Interest Bearing Deposits	1.01	1.14	0.97

Asset Quality Measures	Adjusted Holding Company	Peer Median	Peer Group 75th Percentile
Loan Loss Reserve/Total Loans	1.47	1.85	2.67
Non-Performing Loans/Total Loans	1.82	3.50	2.23
Net Charge-offs/Avg. Loans	0.76	0.61	0.24
Provision Expense/Avg. Assets	0.56	0.36	0.21

* Adjusted Holding Company consists of Rurban Financial Corp., excluding RDSI Banking Systems

♦ 75th Percentile Peer consists of the 76 publicly traded banks in the U.S. with assets between $500 million and $1 billion as of 6/30/2011. (Source: SNL Financial)

RFC RURBAN FINANCIAL CORP.

Economic Headwinds

- GDP 2% 2011; 2% 2012
- Unemployment ~9%
- Global Economic Slump
- Financial Deleveraging
- Regulatory Burdens
- Political Uncertainties
- Domestic Debt 98% of GDP

RFC RURBAN FINANCIAL CORP.

Discussion Items

- Dodd-Frank Act
- Basel III Capital Accord
- Small Business Lending Bill
- Economic Activity

RFC RURBAN FINANCIAL CORP.

"Greatness is not a function of circumstance.

Greatness, it turns out, is largely a matter of conscious choice, and discipline."

-- Jim Collins

RFC RURBAN FINANCIAL CORP.

RFC RURBAN FINANCIAL CORP.

Thank you for joining us.

Any questions?